Exhibit 99.1

iMedia Reports Fourth Quarter and Full-Year 2021 Results

Q4 Net Sales were $194 Million, a 55% Increase Over Same Prior Year Period

2021 Full Year Net Sales were $551 million, a 21% Increase Over 2020.

MINNEAPOLIS, MN – March 22, 2022 – iMedia Brands, Inc. (the “Company”) (NASDAQ: IMBI, IMBIL) today announced results for the fourth quarter and full-year ended January 29, 2022.

“Q4 was another exceptional quarter and 2021 was a transformational year,” said Tim Peterman, CEO of the Company. “Our demonstrated abilities to capitalize on the convergence of entertainment, advertising and ecommerce continue to accelerate our growth opportunities.”

Fourth Quarter 2021 Consolidated Highlights:

•	Net sales were $193.8 million, a 55% increase, or $69.0 million, over the same prior year period.
•	Gross margin was 38.3%, a 270 basis-point improvement over the same prior year period.
•	Net loss was $5.0 million or $(0.23) per common share, compared to the same prior-year period net loss of $2.7 million or $(0.21) per common share. The Q4 2021 net loss included $1.5 million of transaction, settlement, and integration costs, compared to $0.3 million in same prior year period.
•	Adjusted EBITDA was $15.1 million, a 79.9% increase, or $6.7 million, over the same prior-year period.
•	Our total 12-month rolling active customer count, as of January 29, 2022, grew by 55.3% compared to same prior-year period, driven by the continued strong customer growth from ShopHQ, Christopher & Banks and from the addition of the 123tv customer file.
•	As previously announced, the Company closed its acquisition of 123tv in November 2021 for an enterprise value of $93.0 million.
•	As previously announced, beginning with Q4 2021, the Company is reporting three operating segments, Entertainment, Consumer Brands and Media Commerce Services.

Consolidated Fourth Quarter and Full-Year 2021 Financial Highlights:

	For the Three-Month Period Ended				For the Twelve-Month Period Ended
	January 29,	January 30,			January 29,	January 30,
	2022	2021	Change		2022	2021	Change
Net Sales	$193.8	$124.8	55%		$551.1	$454.2	21%
Gross Margin %	38.3%	35.6%	270	bps	40.4%	36.8%	360	bps
Net loss attributable to non-controlling interest	$(0.7)	$-	N/A		$(1.0)	$-	N/A
Net loss attributable to shareholders	$(5.0)	$(2.7)	86%		$(22.0)	$(13.2)	(66)%
EPS	$(0.23)	$(0.21)	(12)%		$(1.14)	$(1.23)	8%
Adjusted EBITDA	$15.1	$8.4	80%		$41.6	$23.9	74%

Segment Fourth Quarter and Full-Year 2021 Financial Highlights:

	For the Three-Month Period Ended				For the Three-Month Period Ended
	January 29, 2022				January 30, 2021
			Media				Media
		Consumer	Commerce			Consumer	Commerce
	Entertainment	Brands	Services	Consolidated	Entertainment	Brands	Services	Consolidated
Net Sales	$165.4	15.1	13.2	$193.8	$122.0	0.6	2.2	$124.8

Gross Profit	$63.5	7.3	3.4	$74.2	$43.3	0.4	0.7	$44.4

Operating Income (Loss)	$(1.8)	0.7	0.8	$(0.3)	$(1.2)	(0.2)	0.1	$(1.4)

Adjusted EBITDA	$11.6	1.9	1.6	$15.1	$8.4	(0.2)	0.1	$8.4

	For the Twelve-Month Period Ended				For the Twelve-Month Period Ended
	January 29, 2022				January 30, 2021
			Media				Media
		Consumer	Commerce			Consumer	Commerce
	Entertainment	Brands	Services	Consolidated	Entertainment	Brands	Services	Consolidated
Net Sales	$478.9	44.3	27.8	$551.1	$445.5	2.2	6.6	$454.2

Gross Profit	$192.6	22.0	8.1	$222.6	$163.9	0.9	2.3	$167.1

Operating Income (Loss)	$(13.5)	1.6	1.2	$(10.7)	$(6.3)	(1.6)	(0.1)	$(7.9)

Adjusted EBITDA	$32.5	5.6	3.6	$41.6	$25.2	(1.5)	0.2	$23.9

Entertainment & Consumer Brands Segments’ Q4 and Full-Year 2022 Key Operating Metrics:

	Entertainment + Consumer Brands
	For the Three-Month Period Ended				For the Twelve-Month Period Ended
Description	January 29, 2022 (a)	January 30, 2021	Change		January 29, 2022 (a)	January 30, 2021	Change
Net Unit Sales (000s)	4,754	1,749	172%		10,014	6,531	53%

Average Selling Price (ASP)	$36	$64	(44)%		$48	$62	(23)%

Return Rate %	17%	15%	(190	)bps	16%	15%	(150	)bps

Total Customers - 12 Month Rolling (000s)	1,585	1,021	55.3%		1,585	1,021	55.3%

	Entertainment + Consumer Brands
	For the Three-Month Period Ended				For the Twelve-Month Period Ended
% of Net Merchandise Sales by Category	January 29, 2022 (a)	January 30, 2021	Change		January 29, 2022 (a)	January 30, 2021	Change
Jewelry & Watches	37%	43%	(630	)bps	41%	41%	10	bps
Home & Consumer Electronics	22%	21%	100	bps	17%	16%	110	bps
Beauty & Health	21%	25%	(420	)bps	22%	32%	(1020	)bps
Fashion & Accessories	21%	11%	960	bps	21%	12%	900	bps
Total	100%	100%			100%	100%

(a)	For the three-month and twelve-month periods ended January 29, 2022, period-over-period comparison of the key operating metrics above are impacted by the addition of Christopher & Banks and 123tv, particularly the ASP metric because 123tv’s ASP is below $25.

Liquidity and Capital Resources:

As of January 29, 2022, total unrestricted cash was $11.3 million.  The Company also had an additional $11.4 million of unused availability on its revolving credit facility.

Outlook:

For the first quarter 2022, we anticipate reporting net sales of approximately $156 million, which is approximately 38% growth over the same prior year period. We anticipate reporting adjusted EBITDA of approximately $9 million, which is approximately a 11% increase over the same prior year period. Our guidance includes our expectations that the Russia-Ukraine conflict will continue to have a negative impact on the German economy and that we will continue to experience unusually high logistics costs due to COVID-19.

For the full-year 2022, we reiterate our previously provided 2022 guidance. We anticipate reporting revenue of approximately $675 to $725 million, adjusted EBITDA of approximately $50 to $60 million and we anticipate reporting positive quarterly earnings per share beginning in the back half of 2022.

Conference Call:

The Company will hold a conference call and webcast on Tuesday, March 22, at 8:30 a.m. Eastern time to discuss its financial results for the fourth quarter and full year ended January 29, 2022. CEO Tim Peterman and CFO Monty Wageman will host the conference call and webcast.

•	Date: Tuesday, March 22, 2022
•	Time: 8:30 a.m. Eastern time (7:30 a.m. Central time)
•	Toll-free dial-in number: 1-877-407-9039
•	International dial-in number: 1-201-689-8470
•	Conference ID: 13727442
•	Webcast link: iMedia Brands 4Q earnings webcast

Please call the conference telephone number 10 minutes prior to the start time. The conference call and webcast will be broadcast live and available for replay via the investor relations section of the Company’s website at www.imediabrands.com. A replay of the conference call will be available after 11:30 a.m. Eastern time on the same day through April 5, 2022.

•	Toll-free replay number: 1-844-512-2921
•	International replay number: 1-412-317-6671
•	Replay ID: 13727442

About iMedia Brands, Inc.

iMedia Brands, Inc. (NASDAQ: IMBI, IMBIL) is a leading interactive media company capitalizing on the convergence of entertainment, ecommerce, and advertising. The company owns a growing, global portfolio of entertainment, consumer brands and media commerce services businesses that cross promote and exchange data with each other to optimize their consumer engagement experiences and to position the company as the leading single-source partner to television advertisers and consumer brands seeking to entertain and transact with customers.

Investors:

Ken Cooper

kcooper@imediabrands.com

(952) 943-6119

Media:

press@imediabrands.com

(952) 943-6125

iMEDIA BRANDS INC.

AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands except share and per share data)

	January 29,	January 30,
	2022	2021
	(Unaudited)
ASSETS
Current assets:
Cash	$11,295	$15,485
Restricted Cash	1,893	—
Accounts receivable, net	78,627	61,951
Inventories	116,256	68,715
Current portion of television broadcast rights, net	27,521	19,725
Prepaid expenses and other	17,632	7,853
Total current assets	253,224	173,729
Property and equipment, net	48,225	41,988
Television broadcast rights, net	74,821	7,028
Intangible assets and goodwill, net	126,440	2,359
Other assets	19,067	1,533
TOTAL ASSETS	$521,777	$226,637
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$89,046	$77,995
Accrued liabilities	44,388	29,509
Current portion of television broadcast rights obligations	31,921	29,173
Current portion of long term credit facility	—	2,714
Current portion of operating lease liabilities	2,331	462
Current portion of seller's note	14,410	—
Deferred revenue	427	213
Total current liabilities	182,522	140,066
Long term broadcast rights liability	81,268	7,358
Other long term liabilities	25,087	1,497
Long term credit facility	87,034	50,666
8.50% Senior Unsecured Notes	74,075	—
Total liabilities	449,986	199,587
Commitments and contingencies
Shareholders' equity:
Preferred stock, $0.01 per share par value, 400,000 shares authorized; zero shares issued and outstanding	—	—
Common stock, $0.01 per share par value, 29,600,000 shares authorized as of January 29, 2022 and January 30, 2021; 21,571,387 and 13,019,061 shares issued and outstanding as of January 29, 2022 and January 30, 2021	213	130
Additional paid-in capital	538,628	474,375
Accumulated deficit	(469,463)	(447,455)
Total shareholders’ equity	69,379	27,050
Equity of the non-controlling interest	$2,412	$—
Total equity	$71,791	$27,050
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$521,777	$226,637

 iMEDIA BRANDS, INC.

 AND SUBSIDIARIES

 CONSOLIDATED STATEMENTS OF OPERATIONS

 (Unaudited)

 (In thousands, except share and per share data)

	For the Three-Month Periods Ended		For the Twelve-Month Periods Ended
	January 29,	January 30,	January 29,	January 30,
	2022	2021	2022	2021
Net sales	$193,809	$124,797	$551,134	$454,171
Cost of sales	119,607	80,407	328,518	287,118
Gross profit	74,202	44,390	222,616	167,053
Margin %	38.3%	35.6%	40.4%	36.8%
Operating expense:
Distribution and selling	49,606	32,820	158,512	129,920
General and administrative	14,019	5,178	38,589	20,336
Depreciation and amortization	10,879	7,322	35,606	24,022
Restructuring costs	-	451	634	715
Total operating expense	74,504	45,771	233,341	174,993
Operating loss	(302)	(1,381)	(10,725)	(7,940)

Other income (expense):
Interest income	75	1	199	3
Interest expense	(5,482)	(1,317)	(11,727)	(5,237)
Loss on debt extinguishment	-	-	(663)	-
Total other expense	(5,407)	(1,316)	(12,191)	(5,234)

Loss before income taxes	(5,709)	(2,697)	(22,916)	(13,174)

Income tax (provision) benefit	(64)	(15)	(110)	(60)

Net loss	(5,773)	(2,712)	(23,026)	(13,234)

Less: Net loss attributable to non-controlling interest	(735)	-	(1,018)	-

Net loss attributable to shareholders	$(5,038)	$(2,712)	$(22,008)	$(13,234)

Net loss per common share	$(0.23)	$(0.21)	$(1.14)	$(1.23)

Net loss per common share—assuming dilution	$(0.23)	$(0.21)	$(1.14)	$(1.23)

Weighted average number of common shares outstanding:
Basic	21,563,924	12,982,514	19,362,062	10,745,916
Diluted	21,563,924	12,982,514	19,362,062	10,745,916

IMEDIA BRANDS, INC.

AND SUBSIDIARIES

Reconciliation of Net Loss to Adjusted EBITDA

(Unaudited)

	For the Three-Month Period Ended January 29, 2022
			Media
		Consumer	Commerce
	Entertainment	Brands	Services	Consolidated
Net Loss				$(5,038)
Adjustments:
Depreciation and Amortization				11,797
Interest, net				5,407
Tax				65
EBITDA (as defined)	$9,473	$1,607	$1,151	$12,231

A reconciliation of EBITDA to Adjusted EBITDA is as follows:
EBITDA (as defined)	$9,473	$1,607	$1,151	$12,231
Adjustments:
Transaction, Settlement and Integration costs, net (a)	751	291	470	$1,512
Costs related to Kentucky Tornado	429	-	-	429
Non-Cash Share-Based Compensation	935	-	-	935
Adjusted EBITDA	$11,588	$1,898	$1,621	$15,107

	For the Three-Month Period Ended January 30, 2021
			Media
		Consumer	Commerce
	Entertainment	Brands	Services	Consolidated
Net Loss				$(2,712)
Adjustments:
Depreciation and Amortization				8,281
Interest, net				1,316
Tax				15
EBITDA (as defined)	$6,943	$(166)	$123	$6,900

A reconciliation of EBITDA to Adjusted EBITDA is as follows:
EBITDA (as defined)	$6,943	$(166)	$123	$6,900
Adjustments:
Transaction, Settlement and Integration costs, net (a)	314	-	-	314
Non-Cash Share-Based Compensation	733	-	-	733
Restructuring Costs	451	-	-	451
Adjusted EBITDA	$8,442	$(166)	$123	$8,398

IMEDIA BRANDS, INC.

AND SUBSIDIARIES

Reconciliation of Net tLoss to Adjusted EBITDA

(Unaudited)

	For the Twelve-Month Period Ended January 29, 2022
			Media
		Consumer	Commerce
	Entertainment	Brands	Services	Consolidated
Net Loss				$(22,008)
Adjustments:
Depreciation and Amortization				39,361
Interest, net				11,528
Tax				110
EBITDA (as defined)	$23,966	$3,282	$1,744	$28,991

A reconciliation of EBITDA to Adjusted EBITDA is as follows:
EBITDA (as defined)	$23,966	$3,282	$1,744	$28,992
Adjustments:
Transaction, Settlement and Integration costs, net (a)	3,121	2,304	1,843	7,268
Costs related to Kentucky Tornado	429	-	-	429
One-Time Customer Concessions	341	-	-	341
Loss on Debt Extinguishment	663	-	-	663
Non-Cash Share-Based Comp	3,320	-	-	3,320
Restructuring Costs	625	8	-	634
Adjusted EBITDA	$32,466	$5,594	$3,587	$41,647

	For the Twelve-Month Period Ended January 30, 2021
			Media
		Consumer	Commerce
	Entertainment	Brands	Services	Consolidated
Net Loss				$(13,234)
Adjustments:
Depreciation and Amortization				27,978
Interest, net				5,234
Tax				60
EBITDA (as defined)	$21,315	$(1,472)	$195	$20,038

A reconciliation of EBITDA to Adjusted EBITDA is as follows:
EBITDA (as defined)	$21,315	$(1,472)	$195	$20,038
Adjustments:
Transaction, Settlement and Integration costs, net (a)	1,200	-	-	1,200
Non-Cash Share-Based Comp	1,960	-	-	1,960
Restructuring Costs	715	-	-	715
Adjusted EBITDA	$25,190	$(1,472)	$195	$23,913

(a)	Transaction, settlement and integration costs for the three-month period and twelve-month period ended January 29, 2022, includes transaction and integration costs related primarily to the Christopher & Banks, Synacor and 123tv transactions.

Adjusted EBITDA

EBITDA represents net income (loss) for the respective periods excluding depreciation and amortization expense, interest income (expense) and income taxes. The Company defines adjusted EBITDA as EBITDA excluding non-operating gains (losses); executive and management transition costs; one-time customer concessions; restructuring costs; cost related to the Kentucky tornado; non-cash impairment charges and write downs; transaction, settlement, and integration costs, net; rebranding costs; and non-cash share-based compensation expense. The Company has included the “adjusted EBITDA” measure in its EBITDA reconciliation in order to adequately assess the operating performance of its television and online businesses and in order to maintain comparability to its analyst's coverage and financial guidance, when given. Management believes that the adjusted EBITDA measure allows investors to make a meaningful comparison between its business operating results over different periods of time with those of other similar companies. In addition, management uses adjusted EBITDA as a metric to evaluate operating performance under the Company’s management and executive incentive compensation programs. EBITDA and adjusted EBITDA are both non-GAAP measures and should not be construed as an alternative to operating income (loss), net income (loss) or to cash flows from operating activities as determined in accordance with U.S. generally accepted accounting principles (“GAAP”) and should not be construed as a measure of liquidity. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. The Company has included a reconciliation of the comparable GAAP measure, net income (loss) to adjusted EBITDA in this release.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This document may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact, including statements regarding the expected impact of high logistics costs and the impact of the Ukraine & Russia conflict are forward-looking. The Company often use words such as anticipates, believes, estimates, expects, intends, seeks, predicts, hopes, should, plans, will, or the negative of these terms and similar expressions to identify forward-looking statements, although not all forward looking-statements contain these words. These statements are based on management's current expectations and accordingly are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to): variability in consumer preferences, shopping behaviors, spending and debt levels; the general economic and credit environment, including COVID-19; interest rates; seasonal variations in consumer purchasing activities; the ability to achieve the most effective product category mixes to maximize sales and margin objectives; competitive pressures on sales and sales promotions; pricing and gross sales margins; the level of cable and satellite distribution for the Company’s programming and the associated fees or estimated cost savings from contract renegotiations; the Company’s ability to establish and maintain acceptable commercial terms with third-party vendors and other third parties with whom the Company has contractual relationships, and to successfully manage key vendor and shipping relationships and develop key partnerships and proprietary and exclusive brands; the ability to manage operating expenses successfully and the Company’s working capital levels; the ability to remain compliant with the Company’s credit facilities covenants; customer acceptance of the Company’s branding strategy and its repositioning as a video commerce Company; the ability to respond to changes in consumer shopping patterns and preferences, and changes in technology and consumer viewing patterns; changes to the Company’s management and information systems infrastructure; challenges to the Company’s data and information security; changes in governmental or regulatory requirements; including without limitation, regulations of the Federal Communications Commission and Federal Trade Commission, and adverse outcomes from regulatory proceedings; litigation or governmental proceedings affecting the Company’s operations; significant events (including disasters, weather events or events attracting significant television coverage) that either cause an interruption of television coverage or that divert viewership from its programming; disruptions in the Company’s distribution of its network broadcast to customers; the Company’s ability to protect its intellectual property rights; the Company’s ability to obtain and retain key executives and employees; the Company’s ability to attract new customers and retain existing customers; changes in shipping costs; expenses related to the actions of activist or hostile shareholders; the Company’s ability to offer new or innovative products and customer acceptance of the same; changes in customer viewing habits of television programming; logistics costs including the price of gasoline and transportation; and the risks described from time to time in the Company’s reports filed with the SEC, including, but not limited to, the Company’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this announcement. The Company is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.